Tema ETF Trust N-CSR

Exhibit 99(b)(2)

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Tema ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Tema ETF Trust for the period ended February 29, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Tema ETF Trust for the stated period.

/s/ Matthew Keeling		/s/ Josh Hunter
Matthew Keeling		Josh Hunter
President/Principal Executive Officer		Treasurer/Principal Financial Officer

Dated:	April 29, 2024	Dated:	April 29, 2024

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tema ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.